                                                                 Exhibit 23(o)

                                                 POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful attorney-in-fact and agent, with full power of substitution and  resubstitution,  for me and in my  capacity as a  Trustee/Director  of
     Oppenheimer AMT-Free Municipals,  Oppenheimer AMT-Free New York Municipals,
     Oppenheimer   Balanced  Fund,   Oppenheimer   California   Municipal  Fund,
     Oppenheimer Capital  Appreciation Fund,  Oppenheimer  Capital  Preservation
     Fund,  Oppenheimer  Developing  Markets Fund,  Oppenheimer  Discovery Fund,
     Oppenheimer Emerging Growth Fund,  Oppenheimer Emerging  Technologies Fund,
     Oppenheimer  Enterprise Fund,  Oppenheimer Global Fund,  Oppenheimer Global
     Opportunities Fund,  Oppenheimer Gold & Special Minerals Fund,  Oppenheimer
     Growth   Fund,   Oppenheimer   International   Growth   Fund,   Oppenheimer
     International  Small Company  Fund,  Oppenheimer  Money Market Fund,  Inc.,
     Oppenheimer  Multi-Sector Income Trust,  Oppenheimer  Multi-State Municipal
     Trust (on behalf of  Oppenheimer  New Jersey  Municipal  Fund,  Oppenheimer
     Pennsylvania  Municipal Fund and Oppenheimer  Rochester  National Municipal
     Fund),  Oppenheimer Series Fund, Inc. (on behalf of Oppenheimer Disciplined
     Allocation Fund and Oppenheimer Value Fund) and Oppenheimer U.S. Government
     Trust, to sign on my behalf any and all Registration  Statements (including
     any  post-effective   amendments  to  Registration  Statements)  under  the
     Securities  Act of  1933,  the  Investment  Company  Act of  1940  and  any
     amendments and supplements thereto, and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with the U.S. Securities and
     Exchange Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises,  as fully as to all  intents  and  purposes  as I might or could do in  person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th day of October, 2004

/s/ Clayton K. Yeutter
------------------------------------------------------
Clayton K. Yeutter

Witness: /s/ Kathleen Ives
         -----------------------------------
           Kathleen Ives
           Assistant Secretary

                                                 POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful attorney-in-fact and agent, with full power of substitution and  resubstitution,  for me and in my  capacity as a  Trustee/Director  of
     Oppenheimer AMT-Free Municipals,  Oppenheimer AMT-Free New York Municipals,
     Oppenheimer   Balanced  Fund,   Oppenheimer   California   Municipal  Fund,
     Oppenheimer Capital  Appreciation Fund,  Oppenheimer  Capital  Preservation
     Fund,  Oppenheimer  Developing  Markets Fund,  Oppenheimer  Discovery Fund,
     Oppenheimer Emerging Growth Fund,  Oppenheimer Emerging  Technologies Fund,
     Oppenheimer  Enterprise Fund,  Oppenheimer Global Fund,  Oppenheimer Global
     Opportunities Fund,  Oppenheimer Gold & Special Minerals Fund,  Oppenheimer
     Growth   Fund,   Oppenheimer   International   Growth   Fund,   Oppenheimer
     International  Small Company  Fund,  Oppenheimer  Money Market Fund,  Inc.,
     Oppenheimer  Multi-Sector Income Trust,  Oppenheimer  Multi-State Municipal
     Trust (on behalf of  Oppenheimer  New Jersey  Municipal  Fund,  Oppenheimer
     Pennsylvania  Municipal Fund and Oppenheimer  Rochester  National Municipal
     Fund),  Oppenheimer Series Fund, Inc. (on behalf of Oppenheimer Disciplined
     Allocation Fund and Oppenheimer Value Fund) and Oppenheimer U.S. Government
     Trust, to sign on my behalf any and all Registration  Statements (including
     any  post-effective   amendments  to  Registration  Statements)  under  the
     Securities  Act of  1933,  the  Investment  Company  Act of  1940  and  any
     amendments and supplements thereto, and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with the U.S. Securities and
     Exchange Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises,  as fully as to all  intents  and  purposes  as I might or could do in  person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th day of October, 2004

/s/ Donald W. Spiro
------------------------------------------------------
Donald W. Spiro

Witness: /s/ Kathleen Ives
         -----------------------------------
           Kathleen Ives
           Assistant Secretary

                                                 POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful attorney-in-fact and agent, with full power of substitution and  resubstitution,  for me and in my  capacity  as  President,  Principal
     Executive Officer & Trustee/Director  of Oppenheimer  AMT-Free  Municipals,
     Oppenheimer  AMT-Free  New  York  Municipals,  Oppenheimer  Balanced  Fund,
     Oppenheimer  California  Municipal Fund,  Oppenheimer Capital  Appreciation
     Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Developing Markets
     Fund,   Oppenheimer  Discovery  Fund,  Oppenheimer  Emerging  Growth  Fund,
     Oppenheimer  Emerging  Technologies  Fund,   Oppenheimer  Enterprise  Fund,
     Oppenheimer Global Fund, Oppenheimer Global Opportunities Fund, Oppenheimer
     Gold  &  Special  Minerals  Fund,   Oppenheimer  Growth  Fund,  Oppenheimer
     International  Growth Fund,  Oppenheimer  International Small Company Fund,
     Oppenheimer Money Market Fund, Inc., Oppenheimer Multi-Sector Income Trust,
     Oppenheimer  Multi-State  Municipal  Trust (on  behalf of  Oppenheimer  New
     Jersey  Municipal  Fund,   Oppenheimer   Pennsylvania  Municipal  Fund  and
     Oppenheimer  Rochester National  Municipal Fund),  Oppenheimer Series Fund,
     Inc. (on behalf of Oppenheimer  Disciplined Allocation Fund and Oppenheimer
     Value Fund) and Oppenheimer U.S. Government Trust, to sign on my behalf any and all Registration Statements (including any post-effective amendments to
     Registration  Statements)  under the Securities Act of 1933, the Investment
     Company Act of 1940 and any amendments and supplements  thereto,  and proxy statements  or other  documents in connection  thereunder,  and to file the same,  with  all  exhibits  thereto,  and  other  documents  in  connection therewith, with the U.S. Securities and Exchange Commission,  granting unto said  attorneys-in-fact  and  agents,  and each of  them,  full  power  and authority  to do and  perform  each and every act and thing  requisite  and necessary to be done in and about the premises,  as fully as to all intents and  purposes  as I might or  could  do in  person,  hereby  ratifying  and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th day of October, 2004

/s/ John V. Murphy
------------------------------------------------------
John V. Murphy

Witness: /s/ Kathleen Ives
         -----------------------------------
           Kathleen Ives
           Assistant Secretary

                                                 POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful attorney-in-fact and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Treasurer,  Principal,
     Financial  and  Accounting  Officer  of  Oppenheimer  AMT-Free  Municipals,
     Oppenheimer  AMT-Free  New  York  Municipals,  Oppenheimer  Balanced  Fund,
     Oppenheimer  California  Municipal Fund,  Oppenheimer Capital  Appreciation
     Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Developing Markets
     Fund,   Oppenheimer  Discovery  Fund,  Oppenheimer  Emerging  Growth  Fund,
     Oppenheimer  Emerging  Technologies  Fund,   Oppenheimer  Enterprise  Fund,
     Oppenheimer Global Fund, Oppenheimer Global Opportunities Fund, Oppenheimer
     Gold  &  Special  Minerals  Fund,   Oppenheimer  Growth  Fund,  Oppenheimer
     International  Growth Fund,  Oppenheimer  International Small Company Fund,
     Oppenheimer Money Market Fund, Inc., Oppenheimer Multi-Sector Income Trust,
     Oppenheimer  Multi-State  Municipal  Trust (on  behalf of  Oppenheimer  New
     Jersey  Municipal  Fund,   Oppenheimer   Pennsylvania  Municipal  Fund  and
     Oppenheimer  Rochester National  Municipal Fund),  Oppenheimer Series Fund,
     Inc. (on behalf of Oppenheimer  Disciplined Allocation Fund and Oppenheimer
     Value Fund) and Oppenheimer U.S. Government Trust, to sign on my behalf any and all Registration Statements (including any post-effective amendments to
     Registration  Statements)  under the Securities Act of 1933, the Investment
     Company Act of 1940 and any amendments and supplements  thereto,  and proxy statements  or other  documents in connection  thereunder,  and to file the same,  with  all  exhibits  thereto,  and  other  documents  in  connection therewith, with the U.S. Securities and Exchange Commission,  granting unto said  attorneys-in-fact  and  agents,  and each of  them,  full  power  and authority  to do and  perform  each and every act and thing  requisite  and necessary to be done in and about the premises,  as fully as to all intents and  purposes  as I might or  could  do in  person,  hereby  ratifying  and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th day of October, 2004

/s/ Brian W. Wixted
------------------------------------------------------
Brian W. Wixted

Witness: /s/ Kathleen Ives
         -----------------------------------
           Kathleen Ives
           Assistant Secretary

                                                 POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful attorney-in-fact and agent, with full power of substitution and  resubstitution,  for me and in my  capacity as a  Trustee/Director  of
     Oppenheimer AMT-Free Municipals,  Oppenheimer AMT-Free New York Municipals,
     Oppenheimer   Balanced  Fund,   Oppenheimer   California   Municipal  Fund,
     Oppenheimer Capital  Appreciation Fund,  Oppenheimer  Capital  Preservation
     Fund,  Oppenheimer  Developing  Markets Fund,  Oppenheimer  Discovery Fund,
     Oppenheimer Emerging Growth Fund,  Oppenheimer Emerging  Technologies Fund,
     Oppenheimer  Enterprise Fund,  Oppenheimer Global Fund,  Oppenheimer Global
     Opportunities Fund,  Oppenheimer Gold & Special Minerals Fund,  Oppenheimer
     Growth   Fund,   Oppenheimer   International   Growth   Fund,   Oppenheimer
     International  Small Company  Fund,  Oppenheimer  Money Market Fund,  Inc.,
     Oppenheimer  Multi-Sector Income Trust,  Oppenheimer  Multi-State Municipal
     Trust (on behalf of  Oppenheimer  New Jersey  Municipal  Fund,  Oppenheimer
     Pennsylvania  Municipal Fund and Oppenheimer  Rochester  National Municipal
     Fund),  Oppenheimer Series Fund, Inc. (on behalf of Oppenheimer Disciplined
     Allocation Fund and Oppenheimer Value Fund) and Oppenheimer U.S. Government
     Trust, to sign on my behalf any and all Registration  Statements (including
     any  post-effective   amendments  to  Registration  Statements)  under  the
     Securities  Act of  1933,  the  Investment  Company  Act of  1940  and  any
     amendments and supplements thereto, and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with the U.S. Securities and
     Exchange Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises,  as fully as to all  intents  and  purposes  as I might or could do in  person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th day of October, 2004

/s/ Robert G. Galli
------------------------------------------------------
Robert G. Galli

Witness: /s/ Kathleen Ives
         -----------------------------------
           Kathleen Ives
           Assistant Secretary

                                                 POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints
Phillip Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful attorney-in-fact  and agent, with full power of substitution and resubstitution, for  me  and  in my  capacity  as a  Trustee/Director  of  Oppenheimer  AMT-Free
Municipals, Oppenheimer AMT-Free New York Municipals, Oppenheimer Balanced Fund,
Oppenheimer  California  Municipal Fund,  Oppenheimer Capital Appreciation Fund,
Oppenheimer  Capital  Preservation  Fund,  Oppenheimer  Developing Markets Fund,
Oppenheimer  Discovery  Fund,  Oppenheimer  Emerging  Growth  Fund,  Oppenheimer
Emerging  Technologies  Fund,  Oppenheimer  Enterprise Fund,  Oppenheimer Global
Fund, Oppenheimer Global Opportunities Fund, Oppenheimer Gold & Special Minerals
Fund,   Oppenheimer  Growth  Fund,   Oppenheimer   International   Growth  Fund,
Oppenheimer  International  Small Company Fund,  Oppenheimer  Money Market Fund,
Inc., Oppenheimer  Multi-Sector Income Trust,  Oppenheimer Multi-State Municipal
Trust  (on  behalf  of  Oppenheimer  New  Jersey  Municipal  Fund,   Oppenheimer
Pennsylvania  Municipal Fund and Oppenheimer Rochester National Municipal Fund),
Oppenheimer Series Fund, Inc. (on behalf of Oppenheimer  Disciplined  Allocation
Fund and Oppenheimer Value Fund) and Oppenheimer U.S.  Government Trust, to sign on my behalf any and all Registration  Statements  (including any post-effective amendments to  Registration  Statements)  under the  Securities Act of 1933, the
Investment Company Act of 1940 and any amendments and supplements  thereto,  and proxy  statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,
with  the  U.S.   Securities  and  Exchange   Commission,   granting  unto  said
attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and  purposes as I might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th day of October, 2004

/s/ Phillip A. Griffiths
------------------------------------------------------
Phillip A. Griffiths

Witness: /s/ Kathleen Ives
         -----------------------------------
           Kathleen Ives
           Assistant Secretary

                                                 POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful attorney-in-fact and agent, with full power of substitution and  resubstitution,  for me and in my  capacity as a  Trustee/Director  of
     Oppenheimer AMT-Free Municipals,  Oppenheimer AMT-Free New York Municipals,
     Oppenheimer   Balanced  Fund,   Oppenheimer   California   Municipal  Fund,
     Oppenheimer Capital  Appreciation Fund,  Oppenheimer  Capital  Preservation
     Fund,  Oppenheimer  Developing  Markets Fund,  Oppenheimer  Discovery Fund,
     Oppenheimer Emerging Growth Fund,  Oppenheimer Emerging  Technologies Fund,
     Oppenheimer  Enterprise Fund,  Oppenheimer Global Fund,  Oppenheimer Global
     Opportunities Fund,  Oppenheimer Gold & Special Minerals Fund,  Oppenheimer
     Growth   Fund,   Oppenheimer   International   Growth   Fund,   Oppenheimer
     International  Small Company  Fund,  Oppenheimer  Money Market Fund,  Inc.,
     Oppenheimer  Multi-Sector Income Trust,  Oppenheimer  Multi-State Municipal
     Trust (on behalf of  Oppenheimer  New Jersey  Municipal  Fund,  Oppenheimer
     Pennsylvania  Municipal Fund and Oppenheimer  Rochester  National Municipal
     Fund),  Oppenheimer Series Fund, Inc. (on behalf of Oppenheimer Disciplined
     Allocation Fund and Oppenheimer Value Fund) and Oppenheimer U.S. Government
     Trust, to sign on my behalf any and all Registration  Statements (including
     any  post-effective   amendments  to  Registration  Statements)  under  the
     Securities  Act of  1933,  the  Investment  Company  Act of  1940  and  any
     amendments and supplements thereto, and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with the U.S. Securities and
     Exchange Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises,  as fully as to all  intents  and  purposes  as I might or could do in  person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th day of October, 2004

/s/ Joel W. Motley
------------------------------------------------------
Joel W. Motley

Witness: /s/ Kathleen Ives
         -----------------------------------
           Kathleen Ives
           Assistant Secretary

                                                 POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS,  that the undersigned,  constitutes and appoints
Phillip Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful attorney-in-fact  and agent, with full power of substitution and resubstitution, for  me  and  in my  capacity  as a  Trustee/Director  of  Oppenheimer  AMT-Free
Municipals, Oppenheimer AMT-Free New York Municipals, Oppenheimer Balanced Fund,
Oppenheimer  California  Municipal Fund,  Oppenheimer Capital Appreciation Fund,
Oppenheimer  Capital  Preservation  Fund,  Oppenheimer  Developing Markets Fund,
Oppenheimer  Discovery  Fund,  Oppenheimer  Emerging  Growth  Fund,  Oppenheimer
Emerging  Technologies  Fund,  Oppenheimer  Enterprise Fund,  Oppenheimer Global
Fund, Oppenheimer Global Opportunities Fund, Oppenheimer Gold & Special Minerals
Fund,   Oppenheimer  Growth  Fund,   Oppenheimer   International   Growth  Fund,
Oppenheimer  International  Small Company Fund,  Oppenheimer  Money Market Fund,
Inc., Oppenheimer  Multi-Sector Income Trust,  Oppenheimer Multi-State Municipal
Trust  (on  behalf  of  Oppenheimer  New  Jersey  Municipal  Fund,   Oppenheimer
Pennsylvania  Municipal Fund and Oppenheimer Rochester National Municipal Fund),
Oppenheimer Series Fund, Inc. (on behalf of Oppenheimer  Disciplined  Allocation
Fund and Oppenheimer Value Fund) and Oppenheimer U.S.  Government Trust, to sign on my behalf any and all Registration  Statements  (including any post-effective amendments to  Registration  Statements)  under the  Securities Act of 1933, the
Investment Company Act of 1940 and any amendments and supplements  thereto,  and proxy  statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,
with  the  U.S.   Securities  and  Exchange   Commission,   granting  unto  said
attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and  purposes as I might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th day of October, 2004

/s/ Kenneth A. Randall
------------------------------------------------------
Kenneth A. Randall

Witness: /s/ Kathleen Ives
         -----------------------------------
           Kathleen Ives
           Assistant Secretary

                                                 POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful attorney-in-fact and agent, with full power of substitution and  resubstitution,  for me and in my  capacity as a  Trustee/Director  of
     Oppenheimer AMT-Free Municipals,  Oppenheimer AMT-Free New York Municipals,
     Oppenheimer   Balanced  Fund,   Oppenheimer   California   Municipal  Fund,
     Oppenheimer Capital  Appreciation Fund,  Oppenheimer  Capital  Preservation
     Fund,  Oppenheimer  Developing  Markets Fund,  Oppenheimer  Discovery Fund,
     Oppenheimer Emerging Growth Fund,  Oppenheimer Emerging  Technologies Fund,
     Oppenheimer  Enterprise Fund,  Oppenheimer Global Fund,  Oppenheimer Global
     Opportunities Fund,  Oppenheimer Gold & Special Minerals Fund,  Oppenheimer
     Growth   Fund,   Oppenheimer   International   Growth   Fund,   Oppenheimer
     International  Small Company  Fund,  Oppenheimer  Money Market Fund,  Inc.,
     Oppenheimer  Multi-Sector Income Trust,  Oppenheimer  Multi-State Municipal
     Trust (on behalf of  Oppenheimer  New Jersey  Municipal  Fund,  Oppenheimer
     Pennsylvania  Municipal Fund and Oppenheimer  Rochester  National Municipal
     Fund),  Oppenheimer Series Fund, Inc. (on behalf of Oppenheimer Disciplined
     Allocation Fund and Oppenheimer Value Fund) and Oppenheimer U.S. Government
     Trust, to sign on my behalf any and all Registration  Statements (including
     any  post-effective   amendments  to  Registration  Statements)  under  the
     Securities  Act of  1933,  the  Investment  Company  Act of  1940  and  any
     amendments and supplements thereto, and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with the U.S. Securities and
     Exchange Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises,  as fully as to all  intents  and  purposes  as I might or could do in  person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th day of October, 2004

/s/ Edward V. Regan
------------------------------------------------------
Edward V. Regan

Witness: /s/ Kathleen Ives
         -----------------------------------
           Kathleen Ives
           Assistant Secretary

                                                 POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful attorney-in-fact and agent, with full power of substitution and  resubstitution,  for me and in my  capacity as a  Trustee/Director  of
     Oppenheimer AMT-Free Municipals,  Oppenheimer AMT-Free New York Municipals,
     Oppenheimer   Balanced  Fund,   Oppenheimer   California   Municipal  Fund,
     Oppenheimer Capital  Appreciation Fund,  Oppenheimer  Capital  Preservation
     Fund,  Oppenheimer  Developing  Markets Fund,  Oppenheimer  Discovery Fund,
     Oppenheimer Emerging Growth Fund,  Oppenheimer Emerging  Technologies Fund,
     Oppenheimer  Enterprise Fund,  Oppenheimer Global Fund,  Oppenheimer Global
     Opportunities Fund,  Oppenheimer Gold & Special Minerals Fund,  Oppenheimer
     Growth   Fund,   Oppenheimer   International   Growth   Fund,   Oppenheimer
     International  Small Company  Fund,  Oppenheimer  Money Market Fund,  Inc.,
     Oppenheimer  Multi-Sector Income Trust,  Oppenheimer  Multi-State Municipal
     Trust (on behalf of  Oppenheimer  New Jersey  Municipal  Fund,  Oppenheimer
     Pennsylvania  Municipal Fund and Oppenheimer  Rochester  National Municipal
     Fund),  Oppenheimer Series Fund, Inc. (on behalf of Oppenheimer Disciplined
     Allocation Fund and Oppenheimer Value Fund) and Oppenheimer U.S. Government
     Trust, to sign on my behalf any and all Registration  Statements (including
     any  post-effective   amendments  to  Registration  Statements)  under  the
     Securities  Act of  1933,  the  Investment  Company  Act of  1940  and  any
     amendments and supplements thereto, and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with the U.S. Securities and
     Exchange Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises,  as fully as to all  intents  and  purposes  as I might or could do in  person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th day of October, 2004

/s/ Russell S. Reynolds, Jr.
------------------------------------------------------
Russell S. Reynolds, Jr

Witness: /s/ Kathleen Ives
         -----------------------------------
           Kathleen Ives
           Assistant Secretary